                                                                    Exhibit 99.1


                                           FOR IMMEDIATE RELEASE

                                           CONTACT: Robert P. Vollono
                                           Chief Financial Officer
                                           CMSI
                                           (800) 777-2674 ext. 6077
                                           Bob_Vollono@cmsinc.com
                                           ----------------------

CMSI Reports 2000 Results; Credit Online Revenues Increase 80% Over Prior Year;
                           Miles Grody departs CMSI


Annapolis Junction, MD, March 7, 2001- Credit Management Solutions, Inc. (CMSI) (Nasdaq: CMSS - news), a provider of credit automation technology, services and
         ----   ----
software which enables business-to-business and business-to-consumer credit transactions, today reported fourth quarter results.

For the quarter ended December 31, 2000, total revenue was $ 6.9 million vs. $
5.2 million in the comparable period of 1999. Pretax loss for the fourth quarter of 2000 was ($ 1.0) million, or ($ 0.13) per share, compared to a pretax loss of ($ 2.0) million, or ($ 0.26) per share in the fourth quarter of 1999.

Revenues for the year ended December 31, 2000 were $ 25.2 million, compared to $
22.8 million for the year ended 1999. Net loss for the year was ($ 1.9) million, or ($ 0.24) per share compared to ($ 2.6) million or ($ 0.33) per share for the same period in 1999.

Scott L Freiman, President and CEO, commented, "We are pleased with the financial improvement in our company during the year 2000. Most notably, the transaction growth in our Credit Online business demonstrates that our eCommerce strategy is working well. We expect to continue to improve our business model and financial performance in 2001, as a subsidiary of The First American Corporation (NYSE: FAF) following the completion of our anticipated merger, as previously announced."

Mr. Freiman also added that "we are disappointed to announce the resignation, effective March 2, 2001, of Miles Grody from the Board of Directors of CMSI, and his departure from the positions of President of our CMSI Systems, Inc. subsidiary and Senior Vice President of CMSI, in connection with our internal restructuring and in anticipation of the merger. Miles made many valuable contributions to CMSI over his tenure and we wish him the best of success in his future endeavors. In light of Miles' departure, Howard Tischler and I will be overseeing the operations of CMSI Systems."

The table below reflects unaudited results by subsidiary for the fourth quarter and twelve months of 2000 and 1999.

-------------------------------------------------------------------------------------------------
                                         CMSI
           ( $ 000 )                 Consolidated          CMSI Systems          Credit Online
-------------------------------------------------------------------------------------------------
Three months ended December 31,     2000       1999       2000       1999       2000       1999
-------------------------------------------------------------------------------------------------
Revenues                          $ 6,900    $ 5,241    $ 5,588    $ 4,186    $ 1,312    $ 1,055
-------------------------------------------------------------------------------------------------
Pretax income/(loss)              $  (994)   $(2,024)   $   400    $  (579)   $(1,394)   $(1,445)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Twelve months ended December 31,    2000       1999       2000       1999       2000       1999
-------------------------------------------------------------------------------------------------
Revenues                          $25,173    $22,775    $20,620    $20,244    $ 4,553    $ 2,531
-------------------------------------------------------------------------------------------------
Pretax income/(loss)              $(1,909)   $(2,555)   $ 3,531    $ 3,402    $(5,440)   $(5,957)
-------------------------------------------------------------------------------------------------

About CMSI

Since it was founded in 1987, CMSI has been a premier provider of credit automation software and services, including Internet-based online lending and leasing technology. Corporate clients include leading organizations in the banking, finance, automotive, student lending, and telecommunications industries. The Company's e-commerce subsidiary, Credit Online, Inc., credit-enables business-to-business and business-to-consumer transactions through its Internet gateway and funding exchange network. Its patented CreditOnline(TM) and CreditConnection(R) technology links credit originators (such as automobile dealers) and borrowers with an extensive network of leading prime and non-prime lenders. Through its CMSI Systems, Inc. subsidiary, CMSI licenses credit decisioning and other automation systems and services for consumer and business credit that have been the choice of the some of the world's most demanding credit grantors.

                                      ###

Press releases and other CMSI information can be found on our Web Site: http://www.cmsinc.com. This press release contains statements which may
---------------------
constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are "forward looking" statements which are subject to the many risks and uncertainties that exist in CMSI's operations and business environment. These risks and uncertainties may cause actual results to differ materially from expected results and include, but are not limited to, the risk that CMSI's anticipated merger with The First American Corporation may not be completed and the risks detailed in CMSI's reports and other documents filed from time to time with the Securities and Exchange Commission.

                CREDIT MANAGEMENT SOLUTIONS, INC. AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS


                                                                        December 31,     December 31,
                                                                            2000             1999
                                                                       --------------   --------------
                            Assets

Current assets:
  Cash and cash equivalents                                             $  1,588,133     $  3,594,328
  Investments available-for-sale                                           2,529,097        1,316,470
  Accounts receivable, net of allowance of $339,681 and
     $311,583 in 2000 and 1999, respectively                               6,558,672        5,724,256
  Costs and estimated earnings in excess of
     billings on uncompleted contracts                                        25,779            5,891
  Prepaid expenses and other current assets                                  362,720          474,725
                                                                        ------------     ------------
Total current assets                                                      11,064,401       11,115,670

Property and equipment:
  Computer equipment and software                                          5,775,962        5,234,084
  Office furniture and equipment                                           1,223,036        1,458,793
  Leasehold improvements                                                   3,189,184        2,769,926
                                                                        ------------     ------------
                                                                          10,188,182        9,462,803
  Accumulated depreciation and amortization                               (4,651,211)      (3,065,136)
                                                                        ------------     ------------
                                                                           5,536,971        6,397,667

  Software development costs, net of accumulated amortization
     of $359,165 in 2000 and 1999                                          3,625,665        1,932,867
  Other non-current assets                                                    37,463           46,386
                                                                        ------------     ------------

Total assets                                                            $ 20,264,500     $ 19,492,590
                                                                        ============     ============

               Liabilities and Shareholders' Equity

Current liabilities:
  Accounts payable                                                      $  2,944,574     $  2,163,044
  Accrued payroll and related expenses                                     1,161,131          722,389
  Billings in excess of costs and estimated earnings on
     uncompleted contracts                                                   367,319          101,046
  Deferred revenue                                                         3,547,108        2,920,904
  Current portion of deferred tenant allowance                               144,866          144,866
  Short-term borrowings                                                      798,000          798,000
  Current portion of long-term debt and capital lease obligations                  -           25,402
                                                                        ------------     ------------
Total current liabilities                                                  8,962,998        6,875,651

Long-term debt:
Deferred tenant allowance, less current portion                              995,952        1,140,818
                                                                        ------------     ------------
Total liabilities                                                          9,958,950        8,016,469

Shareholders' equity:
  Preferred stock, $.01 par value; 1,000,000 shares authorized;
     no shares issued or outstanding                                               -                -
  Common stock, $.01 par value; 40,000,000 shares authorized;
     7,824,113 and 7,689,570 shares issued and outstanding at
     December 31, 2000 and December 31, 1999 respectively                     78,241           76,896
  Additional paid-in capital                                              27,770,711       27,034,049
  Accumulated deficit                                                    (17,543,402)     (15,634,824)
Total shareholders' equity                                                10,305,550       11,476,121
                                                                        ------------     ------------

Total liabilities and shareholders' equity                              $ 20,264,500     $ 19,492,590
                                                                        ============     ============

                CREDIT MANAGEMENT SOLUTIONS, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            Three Months Ended,             Twelve Months Ended,
                                                               December 31,                     December 31,
                                                      ------------------------------    ------------------------------
                                                          2000             1999             2000             1999
                                                      -------------    -------------    -------------    -------------


Revenues:
  License and software development fees                $ 2,610,776      $ 2,557,446      $12,349,667      $13,164,000
  Maintenance fees                                       1,693,479        1,362,521        6,442,967        5,059,352
  Computer hardware sales                                  791,481          167,804          972,337        1,248,615
  Service bureau revenues                                1,804,838        1,153,308        5,408,256        3,303,038
                                                     -------------    -------------    -------------    -------------
                                                         6,900,574        5,241,079       25,173,227       22,775,005
                                                     -------------    -------------    -------------    -------------

Costs of revenues:
  Cost of license and software development fees          1,866,584        1,558,049        7,323,375        6,504,519
  Cost of maintenance fees                                 365,731          226,349        1,402,122          940,091
  Cost of computer hardware sales                          798,685          204,078        1,201,837        1,528,243
  Cost of service bureau                                 1,387,166          891,418        4,595,746        3,038,483
                                                     -------------    -------------    -------------    -------------
                                                         4,418,166        2,879,894       14,523,080       12,011,336
                                                     -------------    -------------    -------------    -------------
Gross profit                                             2,482,408        2,361,185       10,650,147       10,763,669

Other Operating Expenses:
  Selling, general and administrative expenses           3,443,830        4,016,405       12,011,636       12,122,557
  Research and development costs                            99,350          411,424          758,440        1,458,331
                                                     -------------    -------------    -------------    -------------
                                                         3,543,180        4,427,829       12,770,076       13,580,888
                                                     -------------    -------------    -------------    -------------
Loss from operations                                    (1,060,772)      (2,066,644)      (2,119,929)      (2,817,219)

Other income (expense):
  Interest expense                                         (21,826)         (32,067)         (88,671)         (57,426)
  Interest income                                           88,782           74,695          300,022          319,869
                                                     -------------    -------------    -------------    -------------
                                                            66,956           42,628          211,351          262,443
                                                     -------------    -------------    -------------    -------------

Net income (loss)                                      $  (993,816)     $(2,024,016)     $(1,908,578)     $(2,554,776)
                                                     =============    =============    =============    =============

Basic and diluted loss per common share                $     (0.13)     $     (0.26)     $     (0.24)     $     (0.33)
                                                     =============    =============    =============    =============
Weighted average shares used in computation              7,821,665        7,671,698        7,798,679        7,660,897
                                                     =============    =============    =============    =============